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                                                                  Exhibit 10(d)



                 AGREEMENT AND PLAN OF MERGER AND CONSOLIDATION


                 INDIANA FEDERAL BANK FOR SAVINGS WITH AND INTO
                                 PINNACLE BANK
                       UNDER THE CHARTER OF PINNACLE BANK


     THIS AGREEMENT AND PLAN OF MERGER AND CONSOLIDATION (the "Plan of Merger"), dated as of ________________, 199_, by and between the Board of Directors of INDIANA FEDERAL BANK FOR SAVINGS, a federal savings bank ("IndFed Bank"), with its principal office at 56 Washington Street, Valparaiso, Indiana 46383, and the Board of Directors of PINNACLE BANK, a Michigan banking corporation ("Pinnacle Bank"), with its principal office at 830 Pleasant Street, St. Joseph, Michigan 49085.

                              W I T N E S S E T H:

     WHEREAS, Indiana Federal Corporation, a Delaware corporation and the parent corporation of IndFed Bank, and Pinnacle Financial Services, Inc., a Michigan corporation and the parent corporation of Pinnacle Bank, have entered into an Agreement and Plan of Merger dated as of November 14, 1996 (the "Reorganization Agreement"), providing for, among other things, the merger and consolidation of IndFed Bank with and into, and under the charter of, Pinnacle Bank, with Pinnacle Bank being the Surviving Bank; and

     WHEREAS, Pinnacle Bank and IndFed Bank have determined that it is in their mutual best interests to merge, with IndFed Bank being merged and consolidated with and into, and under the charter of, Pinnacle Bank, with Pinnacle Bank being the Surviving Bank.

     NOW, THEREFORE, the plan for the consummation of such merger and consolidation (the "Bank Merger") is as follows:

     FIRST:    The Consolidating Banks are Pinnacle Bank and IndFed Bank.  Upon
the Bank Merger Effective Time (as hereinafter defined), IndFed Bank shall be merged and consolidated with and into, and under the charter of, Pinnacle Bank and Pinnacle Bank shall be the Surviving Bank.

     SECOND: As to each Consolidating Bank, the designation and number of outstanding shares of capital stock are as follows:

          A. The total authorized capital stock of Pinnacle Bank immediately prior to the Bank Merger Effective Time shall be _____ shares of common stock, par value $_____ per share (the "Pinnacle Bank Common Stock"), all of which immediately prior to the Bank Merger Effective Time shall be issued and outstanding. All of the shares of Pinnacle Bank Common Stock which are issued and outstanding as of the effective record
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     date may be voted at any meeting of the shareholder of Pinnacle Bank at which this Plan of Merger is submitted for approval.

          B. The total authorized capital stock of IndFed Bank immediately prior to the Bank Merger Effective Time shall be _____ shares of common stock, par value $_____ per share (the "IndFed Bank Common Stock"), all of which immediately prior to the Bank Merger Effective Time shall be issued and outstanding. All of the shares of IndFed Bank Common Stock which are issued and outstanding as of the effective record date may be voted at any meeting of the shareholder of IndFed Bank at which this Plan of Merger is submitted for approval.

     THIRD:    The terms and conditions of the Bank Merger are as follows:

          A. The Bank Merger shall be consummated and become effective, subject to the terms and conditions of the Reorganization Agreement and this Plan of Merger, following the Effective Time (defined herein as in the Reorganization Agreement), which shall be held as provided in Section 1.13 of the Reorganization Agreement following, among other things, the requisite approval of the transactions contemplated hereby by the shareholders of IndFed Bank and Pinnacle Bank, and the receipt of all requisite approvals, consents and licenses of all regulatory and other governmental authorities for consummation of the Bank Merger. The time of ______, local time, on the day on which such Bank Merger shall become effective is herein referred to as the "Bank Merger Effective Time".

          B.   At the Bank Merger Effective Time:

               l. The Articles of Incorporation of Pinnacle Bank shall thereupon be and constitute the Articles of Incorporation of the Surviving Bank until the same shall thereafter be altered or amended in accordance with applicable law.

               2. The Bylaws of Pinnacle Bank shall thereupon be and constitute the Bylaws of the Surviving Bank until the same shall thereafter be altered, amended or repealed.

               3. The directors of the Surviving Bank shall be the following eighteen (18) persons: ____________, ____________, ____________,
     ____________, ____________, ____________, ____________, ____________,
     ____________, ____________, ____________, ____________, ____________,
     ____________, ____________, ____________, ____________, and ____________.

               4. The officers of the Surviving Bank shall be those persons who are appointed by the Board of Directors of


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     the Surviving Bank promptly following the Bank Merger Effective Time.

          C. From and after the Bank Merger Effective Time, the separate existence of the Consolidating Banks shall cease and be merged and consolidated into one, the Surviving Bank, which shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities and duties of each of the Consolidating Banks so merged and consolidated; and all and singular the rights, privileges, powers and franchises of each of the Consolidating Banks, and all property, real, personal and mixed, and all debts due to either of said Consolidating Banks on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Consolidating Banks shall, without the necessity of delivery of any deeds, bills of sale or other instruments of transfer, be vested in the Surviving Bank resulting from the Bank Merger; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Bank as they were of the several and respective Consolidating Banks and the title to any real estate vested by deed or otherwise, in either of such Consolidating Banks, shall not revert or be in any way impaired by reason of the Bank Merger.

          D. From and after the Bank Merger Effective Time, all rights of creditors and all liens upon any property of either of the Consolidating Banks shall be preserved unimpaired and all debts, liabilities and duties of the respective Consolidating Banks shall thenceforth attach to said Surviving Bank, and may be enforced against the Surviving Bank to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

          E. From and after the Bank Merger Effective Time, any action or proceeding, whether civil, criminal or administrative, pending by or against either Consolidating Bank shall be prosecuted as if the Bank Merger had not taken place, or the Surviving Bank may be substituted in such action or proceeding in place of the Consolidating Bank as a party thereto.

          F. At the Bank Merger Effective Time, each share of Pinnacle Bank Common Stock authorized, issued and outstanding immediately prior to the Bank Merger Effective Time shall by virtue of the Bank Merger and without any action on the part of either of the Consolidating Banks, the Surviving Bank, or the holder thereof automatically be converted into one (1) share of common stock, par value $_____ per share, of the Surviving Bank.


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          G.   At the Bank Merger Effective Time, each share of IndFed Bank
     Common Stock authorized, issued and outstanding immediately prior to the Bank Merger Effective Time shall by virtue of the Bank Merger and without any action on the part of either of the Consolidating Banks, the Surviving Bank or the holder thereof automatically be cancelled, and such cancelled share of IndFed Bank Common Stock shall not be converted into any shares of capital stock or other securities of the Surviving Bank or any other entity.

          H. On the Bank Merger Effective Time, the holder of the certificate representing shares of Pinnacle Bank Common Stock outstanding at such time shall cease to have any rights with respect to such shares and its sole rights shall be with respect to the shares of common stock, par value $_____ per share, of the Surviving Bank into which its shares of Pinnacle Bank Common Stock have been converted by the Bank Merger as hereinabove provided.

          I. As of the Bank Merger Effective Time, each certificate evidencing shares of Pinnacle Bank Common Stock which have been converted into shares of common stock, par value $_____ per share, of the Surviving Bank pursuant to Subsection F of this Article Third shall by virtue of the Bank Merger and without any action on the part of either of the Consolidating Banks, the Surviving Bank, or the holder thereof automatically be deemed to constitute, and shall at all times thereafter constitute, a certificate representing the number of shares of common stock, par value $_____ per share, of the Surviving Bank into which the shares of Pinnacle Bank Common Stock have been converted by the Bank Merger as hereinabove provided. As of said Bank Merger Effective Time, and at all times thereafter, each certificate which represented issued and outstanding shares of Pinnacle Bank Common Stock immediately prior to the Bank Merger Effective Time shall be deemed for all purposes to evidence ownership of the shares of common stock, par value $_____ per share, of the Surviving Bank into which such shares of Pinnacle Bank Common Stock have been converted pursuant to the Bank Merger.

     FOURTH:   This Plan of Merger will be terminated and the Bank Merger abandoned automatically in the event of the termination or abandonment of the Reorganization Agreement pursuant to the terms and conditions thereof.

     FIFTH:    Any of the terms or conditions of this Plan of Merger may be waived at any time by whichever of the Consolidating Banks is, or the shareholders of which are, entitled to the benefit thereof by action taken by the Board of Directors of such Consolidating Banks or may be amended or modified in whole or in any part at any time prior to or subsequent to the vote(s) of the shareholder of IndFed Bank and/or the shareholder of Pinnacle Bank hereon by an agreement in writing after authorization by the Boards of Directors of the Consolidating Banks; PROVIDED, HOWEVER, that



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such action shall be taken by the Board of Directors of IndFed Bank and/or the
Board of Directors of Pinnacle Bank only if, in the judgment of such Board, such waiver or such amendment or modification will not have a materially adverse effect on the benefits intended under this Plan of Merger to the shareholder of IndFed Bank or the shareholder of Pinnacle Bank, as the case may be.

     SIXTH:    If at any time the Surviving Bank shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in the Surviving Bank the title to any property or rights of the Consolidating Banks or otherwise to carry out the provisions hereof, the proper officers of the Consolidating Banks immediately prior to the Bank Merger Effective Time shall execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in the Surviving Bank and otherwise to carry out the provisions hereof.

     IN WITNESS WHEREOF, the respective Boards of Directors, Presidents and Secretaries of Indiana Federal Bank for Savings and Pinnacle Bank have executed this Agreement and Plan of Merger under the respective seals thereof, all as of the day and year first above written.


Attest:                            INDIANA FEDERAL BANK FOR SAVINGS


By _________________________       By____________________________

     Secretary                          President


____________________________       ________________________________



____________________________       ________________________________




____________________________       ________________________________



____________________________       ________________________________



____________________________       ________________________________


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____________________________       ________________________________



____________________________       ________________________________


The signatories above being not less than a majority of all of the Directors of Indiana Federal Bank for Savings.

[Seal of Bank]



Attest:                            PINNACLE BANK


By _________________________       By _____________________________

     Secretary                               President


____________________________       ________________________________



____________________________       ________________________________



____________________________       ________________________________



____________________________       ________________________________



____________________________       ________________________________



____________________________       ________________________________



The signatories above being not less than a majority of all of the Directors of Pinnacle Bank.

[Seal of Bank]


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STATE OF INDIANA    )
                    : ss.
COUNTY OF _________ )

     On this ____ day of ___________, 199_, before me, a Notary Public for the State and County aforesaid, personally came ________________, as President, and ________________, as Secretary, of Indiana Federal Bank for Savings, a federal savings bank, and each in his said capacity acknowledged the foregoing instrument to be the act and deed of said corporation and the seal affixed thereto to be its seal; and came also ____________, ____________, ____________,
____________, ____________, ____________, ____________, ____________,
____________, ____________, ____________, ____________, ____________,
____________, ____________, ____________, and ____________, being not less than a majority of the entire Board of Directors of said corporation, and each of them acknowledged said instrument to be the act and deed of said corporation and of himself/herself as director thereof.

     WITNESS my official seal and signature this day and year aforesaid.

(Seal of Notary)              ______________________________
                                             , Notary Public
                              _____________ County, Indiana
                              My Commission Expires: _______


STATE OF MICHIGAN   )
                    : ss.
COUNTY OF _________ )

     On this ____ day of ____________, 199_, before me, a Notary Public for the State and County aforesaid, personally came ________________, as President, and ___________________, as Secretary, of Pinnacle Bank, a Michigan banking corporation, and each in his said capacity acknowledged the foregoing instrument to be the act and deed of said corporation and the seal affixed thereto to be its seal; and came also ____________, ____________, ____________, ____________,
____________, ____________, ____________, ____________, ____________,
____________, ____________, ____________, ____________, ____________,
____________, ____________, and ____________, being not less than a majority of the entire Board of Directors of said corporation, and each of them acknowledged said instrument to be the act and deed of said corporation and of himself/herself as director thereof.



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     WITNESS my official seal and signature this day and year aforesaid.

(Seal of Notary)              ______________________________
                                             , Notary Public
                              _____________ County, Michigan
                              My Commission Expires: _______


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